Cash and cash equivalents	12 Months Ended
Dec. 31, 2023
Subclassifications of assets, liabilities and equities [abstract]
Cash and cash equivalents	Cash and cash equivalents
Accounting policy
Cash equivalents are held for the purpose of meeting short-term cash commitments rather than for investment or other reasons. They are easily converted into known amounts of cash and are subject to an insignificant risk of changes in value. Cash and cash equivalents consist of liquid assets that are available immediately and term deposits.
Cash equivalents are measured at amortized cost.
Detail of cash and cash equivalents
Cash and cash equivalent break down as follows:

	As of December 31,
(in thousands of euros)	2023	2022
Cash and bank accounts	75,283	38,576
Short-term bank deposits	—	2,813
Net cash and cash equivalents	75,283	41,388
As of December 31, 2023, net cash and cash equivalents increased by €33.9 million as compared with December 31, 2022 mainly due to:
–the non-refundable upfront cash licensing fee from Janssen for a total of €27.5 million ($30 million) received in August 2023
–the net proceeds from the equity raise completed between September and December 2023 of €57.4 million
–the offsetting by the payment of interest accrued as payment-in-kind (“PIK”) related to the EIB loan for €5.4 million and other cash flows used in operating activities.
In addition, the Company is no longer subject to maintaining a minimum cash and cash equivalents balance following the full removal of the previously agreed covenant with the EIB, which was removed in October 2023.
See Note 4.4 - Financing Agreement with the European Investment Bank (“EIB”) for further details.